UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: February 1, 2011

LIBERTY SILVER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-50009	32-0196442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Sierra Rose Drive, Suite #112, Reno, Nevada 89511
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 775 284 4458

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)

On February 1, 2011, Liberty Silver Corp. (the “Registrant”) dismissed Chisholm, Bierwolf, Nilson & Morrill, LLC (“Chisholm”) as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending June 30, 2011. The dismissal was approved by the Board of Directors.  The dismissal was due to the fact that Chisholm informed the Registrant of the pending revocation of Chisholm’s registration with the Public Company Accounting Oversight Board.

Except as noted in the paragraph immediately below, the reports of Chisholm for the fiscal years ended June 30, 2010 and June 30, 2009, did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

The reports of Chisholm on our financial statements for the fiscal years ended June 30, 2010 and June 30, 2009, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of a loss from operations.

During the fiscal years ended June 30, 2010 and 2009, and the subsequent interim period up to and including the date of dismissal of Chisholm, there have been no disagreements with Chisholm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chisholm would have caused them to make reference thereto in their report on the financial statements for such periods.

On February 2, 2011, the Registrant provided a draft copy of this report on Form 8-K to Chisholm, requesting their comments on the information contained therein.  The responsive letter from Chisholm is filed as an exhibit to this current report on Form 8K.

(b)

On February 1, 2011, the Registrant engaged the firm of Morrill & Associates, LLC (“Morrill”) as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending June 30, 2011.

During the fiscal years ended June 30, 2010 and 2009, and the subsequent interim period prior to the engagement of Morrill, neither the Registrant nor anyone on its behalf consulted with Morrill regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event. The decision to engage Morrill was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of this report on Form 8-K to Morrill prior to its filing, in order to provide Morrill with the opportunity to review the disclosures provided herein and furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects in which Morrill does not agree with the statements made by the Registrant.  The Registrant did not receive a responsive letter from Morrill.

  ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1 - Responsive Letter from Chisholm, Bierwolf, Nilson & Morrill, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

LIBERTY SILVER CORP.

By:  /s/ Geoff Browne

Chief Executive Officer

Date: February 4, 2011